As filed with the Securities and Exchange Commission on February 26, 2010

No. 333-147611

No. 811-22147

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 3	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☒

Amendment No. 4	☒

(Check appropriate box or boxes)

PowerShares India Exchange-Traded Fund Trust

(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road
Wheaton, IL 60187
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (800) 983-0903

Andrew Schlossberg	With a copy to:
301 West Roosevelt Road	Stuart M. Strauss
Wheaton, IL 60187	Dechert LLP
(Name and Address of Agent for Service)	1095 Avenue of the Americas
New York, NY 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐      Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒     On February 26, 2010 pursuant to paragraph (b) of Rule 485.

☐      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐      On (date) pursuant to paragraph (a) of Rule 485.

☐      75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐      On [date] pursuant to paragraph (a) of Rule 485.

PowerShares India Exchange-Traded Fund Trust

PowerShares India Portfolio (NYSE Arca, Inc. – PIN)

February 26, 2010

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares of the Fund ("Shares") are not guaranteed or insured by the Federal Deposit Insurance Corporation ("FDIC") or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Shares of the Fund involve investment risks, including the loss of principal.

Table of Contents

3	Summary Information

8	Additional Information About the Fund's Strategies and Risks

16	Portfolio Holdings

16	Management of the Fund

18	How to Buy and Sell Shares

19	Frequent Purchases and Redemptions of Fund Shares

20	Dividends, Distributions and Taxes

23	Distributor

23	Net Asset Value

24	Fund Service Providers

25	Financial Highlights

26	Index Provider

26	Disclaimers

27	Premium/Discount Information

27	Other Information

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PowerShares
India Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the Indus India Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the table.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.78%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.78%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$80	$249	$433	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

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Principal Investment Strategies

The Fund carries out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius (the "Subsidiary"), which in turn, invests at least 80% of its total assets in securities that comprise the Underlying Index and American depository receipts ("ADRs") based on the securities in the Underlying Index. For simplicity, except where otherwise indicated, this Prospectus uses the term "Fund" to mean the Fund and/or the Subsidiary, as applicable. The Fund anticipates that the majority of its investments will be in securities that comprise the Underlying Index rather than ADRs.

The Fund will normally invest at least 80% of its total assets in securities of Indian companies. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed. Invesco PowerShares Capital Management LLC (the "Adviser") serves as investment adviser to both the Fund and the Subsidiary. Through such investment structure, the Fund obtains benefits under the tax treaty between the Republic of Mauritius ("Mauritius") and India.

The Underlying Index, compiled by Indus Advisors LLC (the "Index Provider"), is comprised of Indian equity securities traded on regulated stock exchanges in India. The Underlying Index is designed to represent the Indian equity markets as a whole. As of December 31, 2009, the Underlying Index consisted of 50 securities of companies domiciled in India with a market capitalization range of between $2.2 billion and $69.8 billion.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Indian Securities Risk. Investment in Indian securities involves risks not typically associated with investments in securities of issuers in more developed countries which may adversely affect the value of the Fund's assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states.

The securities market of India is considered an emerging market characterized by a small number of listed companies with significantly smaller market capitalization, greater price volatility and substantially less liquidity than more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in India, the purchase and sale prices for such securities and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Fund's portfolio or inhibit the Fund's ability to track the Underlying Index. The Fund's investments in securities of issuers located or operating in India as well as its ability to track the Underlying Index may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India ("RBI").

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Substantially all of the income received by the Fund from its investments in equity securities is in rupees; however, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupees to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and rupees.

Market Risk. The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices.

Index Rebalancing Risk. Pursuant to the methodology of the Index Provider used to calculate and maintain the Underlying Index, when a security in the Underlying Index reaches its limitation on foreign ownership, it will be removed from the Underlying Index that day. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of its Underlying Index may increase.

Cash Redemption Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect redemptions for cash, rather than primarily in-kind redemptions because of the nature of the Fund's underlying investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

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Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
52.55% (2nd Quarter 2009)	(28.04)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2009

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	Past One Year	Since Inception (03/04/08)
PowerShares India Portfolio (return before taxes)	83.20%	(5.67)%
PowerShares India Portfolio (return after taxes on distributions)	83.02%	(5.76)%
PowerShares India Portfolio (return after taxes on distributions and sale of Fund Shares)	54.29%	(4.81)%
BSE SENSEX 30 Index (reflects no deduction for fees, expenses or taxes)	91.67%	(2.78)%
MSCI India Index (reflects no deduction for fees, expenses or taxes)	102.51%	(3.59)%
S&P CNX Nifty Index (reflects no deduction for fees, expenses or taxes)	86.15%	(2.81)%
Indus India Index (reflects no deduction for fees, expenses or taxes)	88.17%	(3.45)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	March 2008
Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008
Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008
Travis Trampe	Vice President and Portfolio Manager of the Adviser	March 2008

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at net asset value ("NAV") only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

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Additional Information About the Fund's Strategies and Risks

Principal Investment Strategies

Additional information about the Fund's Underlying Index construction is set forth below.

Indus India Index

The Underlying Index is designed to represent the Indian equity markets as a whole. The Underlying Index has 50 constituents, spread among the following sectors: Information Technology, Health Sciences, Financial Services, Heavy Industry, Consumer Products and Other. The Underlying Index is supervised by an index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets.

The Underlying Index is constructed using a rules-based methodology. An important criterion for ranking the companies for potential selection within the Underlying Index is a proprietary methodology developed by the Index Provider, known as "IndusCap." The RBI, the counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. The general limit on the ownership by foreign persons of the outstanding securities of Indian companies is 24%. Some companies have a limit of 10%; however, many companies have higher limits, some with no limit at all. The Securities and Exchange Board of India ("SEBI"), the counterpart of the SEC in the United States, monitors foreign holdings and periodically announces current foreign holdings and changes to foreign holdings limits. IndusCap measures the capitalization in a company which is available for foreign ownership derived from (a) total capitalization, (b) percent foreign holdings limits, if any, (c) foreign holdings outside of the Fund, if any, (d) locked-in stock (held by government agencies, founders and others) not available in the secondary markets, if any, and (e) related factors.

As of each quarterly reconstitution and rebalance, the initial universe of components (the "Indus Universe") from which the 50 components of the Underlying Index are selected includes the 200 companies with the largest market capitalization listed on the National Stock Exchange in India and the 200 companies with the largest market capitalization listed on the Bombay Stock Exchange in India. The securities of the 50 companies with the largest IndusCap values are chosen as the components of the Underlying Index.

The 50 companies in the Underlying Index are chosen, and the weight of each security in the Underlying Index is calculated, based on (a) the respective IndusCap values of the securities in the investible universe, (b) certain diversification rules under U.S. tax laws and European Union laws and (c) sector limits (no more than 40% of the Underlying Index's assets will be invested in any one of the above-named sectors).

Pursuant to the IndusCap methodology, at each quarterly reconstitution and rebalance of the Underlying Index, the IndusCap values of the companies in the Indus Universe on that day are recomputed based on the then current foreign ownership limits, foreign ownership levels and locked-in stock. The IndusCap value of a certain company, and its proportionate weighting in the Underlying Index, may increase or

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decrease depending on changes to these elements. If a security in the Underlying Index reaches its limit on foreign ownership on any day during the quarter, the security will be removed from the Underlying Index on that day and its weight on that day will be distributed among all remaining securities in the Underlying Index in proportion to their weights in the Underlying Index on that day. Valuation Data regarding the Underlying Index is available via Bloomberg, L.P. and Reuters.

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P" or the "Calculating Agent"), calculates the value of the Underlying Index at the end of each Indian business day, which has no time overlap with the U.S. business day. During the U.S. business day, NYSE Arca publishes, at 15-second intervals, the indicative NAV of the Fund taking into account the fluctuations in the exchange rates between the Indian rupee and the U.S. dollar.

The Underlying Index is generally adjusted quarterly on the last days of January, April, July and October and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Principal Risks of Investing in the Fund

The following section provides additional information regarding certain of the principal risks identified under "Principal Risks of Investing in the Fund" in the "Summary Information" section.

Indian Securities Risk

Investment in Indian securities involves risks not typically associated with investments in securities of issuers in more developed countries, which may be adversely affected by the value of the Fund's assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states.

The securities market of India is considered an emerging market characterized by a small number of listed companies with significantly smaller market capitalization, greater price volatility and substantially less liquidity than more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the

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rate at which the Fund is able to invest in India, the purchase and sale prices for such securities and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Fund's portfolio or inhibit the Fund's ability to track the Underlying Index.

Brokerage firms in India may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund's portfolio. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Furthermore, monsoons and other natural disasters in India and surrounding regions also can affect the value of Fund investments. Uncertainty regarding inflation and currency exchange rates, as well as the possibility that future harmful political actions will be taken by the Indian government and the existence of religious and ethnic unrest could negatively impact the Indian economy, which would likely adversely affect the performance of the Indian companies in which the Fund invests.

The Indian population is comprised of diverse religious, linguistic and ethnic groups and religious and border disputes continue to be a problem in India. Moreover, India has, from time to time, experienced civil unrest and hostility with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could have a negative effect on the economy and, consequently, adversely affect the Fund's investments.

Foreign investment in securities of issuers located or operating in India may be limited or prevented at times due to the limits on foreign ownership imposed by the RBI and the monitoring of foreign holdings and periodic announcement of current foreign ownership limitations and changes to such limits by the SEBI. In addition, certain restrictions on foreign investment may decrease the liquidity of a Fund's portfolio or inhibit the Fund's ability to track the Underlying Index. The Fund may be unable to buy or sell securities or receive full value for such securities.

Additionally, investment in India may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if India's balance of payments declines, the government may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. The RBI has recently expressed concerns on the unprecedented inflow of foreign investments much beyond India's current account deficits. As a measure for containment, it has indicated that a shift towards a capital

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controls regime could be considered. There is a potential risk of how such capital control will be effected, e.g., by way of a transaction tax, tightening the sector-wise caps for foreign ownership, regulating the instruments by which foreign investments are structured, or otherwise. Any such capital controls regime may inhibit the Fund's ability to track the Underlying Index and consequently may adversely affect the Fund's investments. Furthermore, investments in India may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Securities laws in India are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. In addition, it may be difficult to obtain and enforce a judgment in a court in India, including in a case where there is a default with respect to the security of an Indian issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in India. Furthermore, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India. In addition, a party seeking to enforce a foreign judgment in India is also required to obtain approval from the RBI to execute such judgment to repatriate any amount recovered outside of India.

There is less governmental regulation of the securities industry in India than in the United States. Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies. Therefore, information regarding Indian corporations may be less reliable and all material information may not be available to the Fund. The Subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. See "Tax Risk" below.

Settlement of securities transactions in India are subject to risk of loss, may be delayed and are generally less efficient than in the United States. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in the Indian market, the Fund's ability to redeem Fund Shares could become correspondingly impaired. Each of these events could have a negative impact on the liquidity and value of the Fund's investments. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell, possibly diluting its return and inhibiting its ability to track the Underlying Index.

In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have represented a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery

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of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. These and other factors could have a negative impact on the Fund's performance.

Currency Risk

The Fund invests in equity securities of Indian issuers and substantially all of the income received by the Fund is in rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupees to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Tax Risk

The Fund operates through the Subsidiary, a wholly-owned subsidiary of the Trust in Mauritius, and obtains benefits from favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this tax treaty in response to a challenge in a lower court contesting the treaty's applicability to entities such as the Fund; however, there can be no assurance that any future challenge will result in a favorable outcome. In recent years, there has been discussion in the Indian press that the treaty may be re-negotiated. There can be no assurance that the terms of the treaty will not be subject to re-negotiation in the future or subject to a different interpretation or that the Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any change in the provisions of this treaty or in its applicability to the Subsidiary could result in the imposition of

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withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments.

The Fund intends to elect to "pass-through" to the Fund's shareholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders are included in each shareholder's income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

The Government of India has recently issued a Direct Tax Code Bill for discussion purposes, which if enacted will replace the existing Income Tax Act, 1961 with effect from April 1, 2011. The provisions of the new Direct Tax Code, if enacted, could change the manner in which the Subsidiary or the portfolio companies are currently taxed in India, and could adversely impact the returns to the Fund and its shareholders. Hence, no assurance can be given that the interpretations described in this discussion will remain in effect. Any changes could also be applied retroactively, including to transactions entered into before the effective date of the change. Investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences of an investment in the Fund.

Cash Redemption Risk

Unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than primarily in-kind redemptions because of the nature of the Fund's underlying investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions primarily for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as tax diversification requirements that apply to the Fund but not to the Underlying Index).

Due to legal and regulatory rules and limitations imposed by India, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in India due to issues such as trading restrictions, cost or liquidity constraints. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in

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the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Industry Risk

The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries. To the extent that the Fund's investments are concentrated within an industry or group of industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Regulatory Risk

The Adviser is a qualified foreign institutional investor ("FII") with the SEBI and the Subsidiary is registered as a sub-account with the SEBI in order to obtain certain benefits relating to the Fund's ability to make and dispose of investments. There can be no assurances that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund to make investments in India.

The Subsidiary's investments will be made in accordance with investment restrictions prescribed under the FII regulation. If new policy announcements or regulations in India are made which require retrospective changes in the structure or operations of the Fund, these may adversely impact the performance of the Fund.

Additional Investment Strategies

The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securities index), and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index and in managing cash flows. The Fund will not invest in forward currency contracts and money market

14

instruments as part of a temporary defensive strategy to protect against potential securities market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day that New York Stock Exchange, Inc. ("NYSE") is open) for additions and deletions to the Fund's Underlying Index to be reflected in the portfolio composition of the Fund.

Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") of PowerShares India Exchange-Traded Fund Trust (the "Trust") without shareholder approval. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information ("SAI") under "Investment Restrictions and Policies."

Borrowing Money

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Additional Risks of Investing in the Fund

The following provides additional risk information regarding investing in the Fund.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Shares May Trade at Prices Different than NAV

The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund's Underlying Index trading individually or in the aggregate at any point in time.

In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Derivatives Risk

Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For

15

example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into "over-the-counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund's counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund's contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund's derivative positions at any time.

The Fund may also be subject to the risks of investments in offshore derivative instruments. While generally there may not be an adverse tax impact in India in the case of the sale of Participatory Notes ("P-Notes"), since these are offshore instruments, the Indian tax authorities have recently issued notices to FIIs requesting information with respect to persons to whom P-Notes have been issued. There has been some media contention that the Indian tax authorities may try to tax the income earned from these P-Notes under Section 9 of the Income Tax Act, 1961, which provides for taxation of any income earned by a non-resident from the direct or indirect transfer of any capital asset situated in India. Since an offshore derivative's underlying indicator (e.g., shares of Indian companies) are located in India, there is a possibility that the tax authorities may assert that the profits earned from the offshore P-Notes should be subject to taxation in India.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rate during recent periods. Based on the reconstitutions of the Underlying Index, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Index. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

Management of the Fund

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II and PowerShares Exchange-Traded Fund Trust, a

16

family of exchange-traded funds, with combined assets under management of more than $14.8 billion as of January 31, 2010. The Trust is currently comprised of PowerShares India Portfolio.

Invesco PowerShares Capital Management LLC has overall responsibility as the Fund's investment adviser for the selection and ongoing monitoring of the Fund's investments and overseeing the maintenance of all books and records with respect to the securities transactions of the Fund and the computation of the NAV and net income of the Fund, subject to Board oversight.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Joshua Betts, Brian McGreal and Travis Trampe. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception in March 2008. Mr. Hubbard has served as portfolio manager for other PowerShares Funds since 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Prior to joining the Adviser in 2005, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since November 2008. Mr. Betts has served as portfolio manager for other PowerShares Funds since 2008. Prior to joining the Adviser in 2008, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services. He received a Bachelor of Science from Oregon State University.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since August 2008. Mr. McGreal has served as portfolio manager for other PowerShares Funds since 2008. Prior to joining the Adviser in 2007, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

Travis Trampe is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception in March 2008. Mr. Trampe has served as portfolio manager for

17

other PowerShares Funds since 2007. Mr. Trampe has been an employee of the Adviser since April 2007. Prior to joining the Adviser in 2007, Mr. Trampe was an Analyst for Principal Global Investors from December 1994 to September 2006 and Research Analyst for Quantitative Services Group LLC from October 2006 to April 2007.

The Fund's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund and the Subsidiary, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except, with respect to the Fund, for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest and extraordinary expenses, and the Subsidiary pays for its brokerage expenses, taxes, interest and extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement is available in the Semi-Annual Report to shareholders for the period ended April 30, 2009.

How to Buy and Sell Shares

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots" at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund's Shares are listed on NYSE Arca under the symbol "PIN."

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Unit Aggregations.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to

18

receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on NYSE Arca may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of the Fund is disseminated every 15 seconds. The approximate value of the Shares disseminated reflects changes in the exchange rate between U.S. dollars and Indian rupees. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that the Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by authorized participants ("APs") and that the vast majority of trading in the Fund's Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With regard to the purchase or redemption of the Fund's Creation Units in exchange for cash, the Board noted that it was possible that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund's Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes significant fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Adviser monitors trades by APs for patterns of or abusive trading and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of or otherwise not in the Fund's best interests.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NYSE Arca, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. Distributions to non-U.S. shareholders will generally be subject to U.S. withholding tax.

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Taxes on Exchange-Listed Share Sales and Cash Redemptions

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited. A redemption of your Fund Shares for cash is normally treated as a sale for tax purposes.

Foreign Income Taxes

The Fund intends to elect to pass its credits for foreign income taxes through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If the Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund's foreign income taxes, but the shareholder must include an equal amount in gross income. See the SAI section "Taxes."

Other Taxes

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, see the SAI section "Taxes."

Mauritius Tax Status

The Fund conducts its investment activities in India through the Subsidiary, a wholly-owned subsidiary which is a tax resident of Mauritius and the Subsidiary as such expects to obtain benefits under the tax treaty between Mauritius and India, which is referred to as the "tax treaty" or "treaty." In light of Circular 789 of April 13, 2000 issued by the Central Board of Direct Taxes in India, the Subsidiary will be eligible for the benefits under the treaty if it holds a valid tax residence certificate issued by the Mauritius income tax authorities. The validity of the Circular was subsequently upheld by the Supreme Court of India in a judgment delivered on October 7, 2003. The Subsidiary has been issued a Category 1 Global Business License by the Financial Services Commission of Mauritius. It has applied for and obtained a tax residence certificate ("TRC") from the Mauritius Revenue Authority for the purpose of the Mauritius-India Double Taxation Avoidance Agreement. The TRC is issued for a period of one year and thereafter renewable annually.

The Subsidiary is subject to tax in Mauritius at the rate of 15% on its net income. However, the Subsidiary will be entitled to a tax credit for foreign tax on its income which is not derived from Mauritius against the Mauritian tax computed by reference to that same income. If no written evidence is presented to the Mauritius Revenue Authority showing the amount of foreign tax charged on income derived by the Fund outside of Mauritius, the amount of the foreign tax will be conclusively presumed to be equal to eighty percent (80%) of the Mauritian tax chargeable with respect to that income, which could reduce the rate of tax effectively to three percent (3%). Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it liable to income tax on any gains from sale of units or securities. Any dividends and redemption proceeds paid by the Subsidiary to the Fund are exempt from Mauritius tax.

Provided that the Subsidiary does not have a permanent establishment in India, the tax treatment in India of income derived by the Subsidiary is as follows:

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(i)  capital gains are not subject to tax in India by virtue of certain provisions of the treaty;

(ii)  dividends from Indian companies, on which dividend distribution tax has been paid are distributed to the Subsidiary free of Indian tax;

(iii)  any interest income earned on Indian securities is subject to withholding tax in India at the rate that may vary from 10% to 42.23%, depending on the nature of the underlying debt security.

The Subsidiary continues to (i) comply with the requirements of the tax treaty, (ii) be a tax resident of Mauritius and (iii) maintain its central management and control in Mauritius, and therefore the Fund's management believes that the Subsidiary will be able to obtain the benefits of the tax treaty and benefits to the Fund ultimately. However, there can be no assurance that the Subsidiary will be granted a certificate of tax residency in the future.

While the validity of the treaty and its applicability to entities such as the Subsidiary was upheld by the Supreme Court of India, no assurance can be given that the terms of the treaty will not be subject to re-intepretation and re-negotiation in the future. Any change in the treaty's application could have a material adverse affect on the returns of the Fund. Further, it is possible that the Indian tax authorities may seek to take the position that the Subsidiary is not entitled to the benefits of the treaty.

It is currently not clear whether income from entities such as the Subsidiary will be classified as "capital gains" income or as "business income" under Indian law. However, this distinction should not affect the ultimate tax consequences to the Subsidiary or the Fund. Under the treaty, capital gains from investment in Indian securities, global depositary receipts or ADRs issued with respect to Indian companies are exempt from tax, provided that the Subsidiary does not have a permanent establishment in India. Similarly, "business income" is not chargeable to tax in India under the treaty so long as the Subsidiary does not have a permanent establishment in India. The Subsidiary expects that it will be considered a tax resident of Mauritius and does not expect to be deemed to have a permanent establishment in India. If the Subsidiary were deemed to have such a permanent establishment, income attributable to that permanent establishment could be taxable in India at a rate of up to 42.23%.

In the event that the benefits of the treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows: (i) capital gains from the sale of listed Indian securities held for twelve months or less would be taxed as short-term capital gains at the rate of 15%, provided the STT (as discussed below) has been paid; (ii) capital gains from the sale of listed Indian securities held for more than twelve months would be exempt from tax in India provided the STT has been paid; (iii) capital gains from the sale of listed Indian securities not executed on the stock exchange or unlisted securities held for twelve months or less would be taxed at the rate of 30% and those held for more than twelve months shall be taxed at the rate of 10%; (iv) capital gains arising from the transfer of foreign currency convertible bonds, Global depository receipts ("GDRs") or ADRs outside India between non-resident investors, would not be subject to tax in India; and (v) gains from the disposal of shares acquired on redemption of GDRs or ADRs would be treated as short-term if such shares are held for less than or equal to 12 months prior to disposal (and taxed at the rate of 15% provided STT (as discussed below) has been paid) and long-term if such shares are held for more than 12 months prior to disposal (and exempt from tax if STT has been paid).

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Regardless of the application of the treaty, all transactions entered on a recognized stock exchange in India are subject to the Securities Transaction Tax ("STT"), which is levied on the value of a transaction at rates not exceeding 0.125%. The STT can be set off against business income tax calculated under the Indian Income Tax Act, provided that the gains on the transactions subject to the STT are taxed as business income and not as capital gains. In the event the benefits of the treaty are not available to the Subsidiary and the Subsidiary is held to have a permanent establishment in India, then the Subsidiary may be subject to Minimum Alternative Tax ("MAT"). If the MAT does apply, and the Indian income tax payable by the Subsidiary is less than 15% of its book profits, then the Subsidiary would be deemed to owe taxes of 15% of book profits. Such a fee would not be included in the fee charged by the Adviser. Long-term capital gains on the sale of listed securities are included in the definition of "book profits" for the purposes of calculating MAT.

Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Subsidiary and thus reduce the return to Fund shareholders.

Distributor

Invesco Aim Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

Brown Brothers Harriman & Co. calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. The NAV for the Fund will be calculated and disseminated daily.

The value of the Fund's portfolio securities is based on the securities' closing price on local markets when available. Securities included in the Underlying Index trade on the Bombay Stock Exchange or the National Stock Exchange. Due to the time difference between the United States and India, securities on these exchanges will not trade at times when Shares of the Fund will trade. If a security's closing price on local markets is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust's valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a

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security in the Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, the Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect the Fund's ability to track its Underlying Index. With respect to the securities in the Underlying Index, the value of the Fund's portfolio securities will change at times when you will not be able to purchase or sell your Shares.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current value of the Deposit Cash or Deposit Securities, as applicable, based on their then current market price and the estimated Cash Component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the Indian markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy. The value of the Underlying Index will not be calculated and disseminated intra day. The value and return of the Underlying Index is calculated once each trading day by the Index Provider based on prices received from the Indian markets.

Because securities included in the Underlying Index are not traded while the Fund's NAV is calculated, changes in the value of the Fund's investments in Indian securities that are calculated and disseminated throughout the trading day will reflect changes in exchange rates between the Indian rupee and the U.S. dollar and will not reflect changes in the market prices of such securities.

Fund Service Providers

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, is the administrator, custodian and fund accounting and transfer agent for the Fund. International Financial Services Limited serves as the Subsidiary's Mauritius administrator.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Fund.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

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Financial Highlights

The financial highlights table below is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report for the fiscal year ended October 31, 2009, which is available upon request.

	Year Ended October 31, 2009	For the Period March 4, 2008(a) through October 31, 2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$12.18	$25.00
Net investment income(b)	0.12	0.12
Net realized and unrealized gain (loss)	7.39	(13.01)
TOTAL FROM INVESTMENT OPERATIONS	7.51	(12.89)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.07)	(0.09)
Return of capital	—	0.00	(c)
TOTAL DISTRIBUTIONS	(0.07)	(0.09)
TRANSACTION FEES(b)	0.10	0.16
NET ASSET VALUE AT END OF PERIOD	$19.72	$12.18
SHARE PRICE AT END OF PERIOD(d)	$19.31	$12.24
NET ASSET VALUE, TOTAL RETURN(e)	62.56%	(51.04)%
SHARE PRICE, TOTAL RETURN(e)	58.40%	(50.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$257,327	$48,765
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.78%	0.78	%(f)
Net investment income	0.69%	0.98	%(f)
Portfolio turnover rate(g)	32%	22%

(a)  Commencement of investment operations.

(b)  Based on average shares outstanding.

(c)  Amount represents less than $0.005.

(d)  The mean between the last bid and ask prices.

(e)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized. The net asset value total return from Fund inception March 5, 2008 (first day of exchange trading) to October 31, 2008 is (51.02)%. The share price total return from Fund inception to October 31, 2008 was (51.87)%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Index Provider

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers

The Index Provider's only relationship to the Adviser, the Fund or the Distributor is the Index Provider's licensing to the Adviser of certain Indus trademarks, the Underlying Index and trade names, which are composed by the Index Provider without regard to the Adviser, the Fund, the Distributor or any investor; and Indus makes no warranty or representation regarding the advisability of purchasing, holding or trading this product.

The Index Provider does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

The following disclosure is being added in order to comply with Mauritius law. The Fund invests substantially all of its assets in the Subsidiary, PowerShares Mauritius, a private company limited by shares incorporated in Mauritius. PowerShares Mauritius has qualified to be authorized as an "Expert Fund" under the Regulations of the

26

Mauritius Financial Services Commission. These Regulations provide that only "expert investors" may invest in the Expert Fund. An "expert investor" is an investor that makes an initial investment, for his own account, of not less than US $100,000 or is a sophisticated investor as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation. Neither investors in PowerShares Mauritius nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary's or the Fund's failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Subsidiary or the Fund.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned

27

above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For More Information

For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund's SAI. The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If you have questions about the Fund or its Shares or you wish to obtain the SAI or Annual and/or Semi-Annual Report free of charge or to make shareholder inquiries, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-983-0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares India Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Fund's Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-22147.

29

PowerShares India Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903

www.InvescoPowerShares.com

P-PIN-PRO-1

Investment Company Act File No. 811-22147

PowerShares India Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated February 26, 2010

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated February 26, 2010 for PowerShares India Exchange-Traded Fund Trust (the "Trust") relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares India Portfolio	NYSE Arca, Inc.	PIN

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 983-0903.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on August 3, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to PowerShares India Portfolio (the "Fund"). The Fund is "non-diversified" and, as such, the Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

The Fund is managed by Invesco PowerShares Capital Management LLC (the "Adviser").

The Fund issues and sells Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), for cash only, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit ("Deposit Cash"), plus a partially fixed and partially variable transaction fee. The Fund's Shares are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Fund Shares trade on the Exchange at market prices that may be below, at or above NAV. The Shares are redeemable only in Creation Unit Aggregations and generally for cash only. Creation Units are aggregations of 50,000 Shares.

If the Fund were to permit or require Creation Units to be issued in-kind, Fund Shares may be issued in advance of receipt of Deposit Securities (as defined below) subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius (the "Subsidiary") that has the same investment objective as the Fund. Since the investment characteristics of the Fund will correspond directly to those of the Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both the Fund and the Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term "Fund" to mean the Fund and/or the Subsidiary, as applicable.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

The investment objective of PowerShares India Portfolio is to seek investment results that correspond (before fees and expenses) generally to the price and yield of the Indus India Index (the "Underlying Index").

Investment Restrictions

The Board of Trustees of the Trust (the "Board") and the Board of Directors of the Subsidiary have adopted as fundamental policies the investment restrictions numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (2), in the event that the Fund's borrowings at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three business days, the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Subsidiary. If the Fund, as an investor in the Subsidiary, is requested to vote on a change in the fundamental investment policies of the Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the "Summary Information—Principal Risks of Investing in the Fund" and "Additional Information About the Fund's Strategies and Risks—Risks of Investing in the Fund" sections of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, these sections of the Fund's Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stock. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of the Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between the Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund's total assets. Such lending will be within limits presented and the framework provided under the Stock Lending and Borrowing Scheme of 2008 ("SLBS") as specified by the Securities and Exchange Board of India ("SEBI"), which also includes limitations on offshore lending and borrowing of Indian securities.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the United States Securities and Exchange Commission (the "SEC"), which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

With respect to repurchase agreements in connection with Indian securities, only forward contracts and derivatives that are notified and listed on stock exchanges are enforceable under Indian securities laws.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. The Fund may invest a portion of its assets in high quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime 1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short term negotiable obligations of commercial banks. Time deposits are non negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Fund may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on an exchange. The Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the issuers included in the indices. The Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment company claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this SAI.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

In addition, the Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. In a credit default swap, two parties enter into an agreement whereby one party pays the other a fixed periodic coupon for the specified life of the agreement. The selling party makes no payments unless a specified credit event occurs. Credit events are typically defined to include a material default, bankruptcy or debt restructuring for a specified reference asset. If such a credit event occurs, the selling party makes a payment to the buying party, and the swap then terminates.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

Participatory Notes and Derivative Instruments. As per SEBI disclosure norms governing issuance of offshore derivative instruments (including participatory notes or such other derivative instruments whose value is directly linked to underlying Indian securities) by any foreign institutional investor ("FII"), an FII is required to disclose to SEBI on a monthly basis in a prescribed format details of such instruments which include the names and the locations of persons to whom the offshore derivative instruments are issued; the nature and type of investors; the quantity and value of the offshore derivative instruments; and the underlying Indian securities. Information for each month has to be submitted within seven days following the end of the calendar month. In light of the above, if any FII or its clients issue any offshore derivative instrument, the details of such investors will have to be disclosed by the FII and accordingly will be required to file such disclosure with SEBI. FIIs that do not have any outstanding offshore derivatives are not required to make such filing. FIIs are allowed to issue participatory notes and offshore derivate instruments to those entities that are regulated by an appropriate regulatory authority in the countries of their incorporation or establishment. SEBI has prohibited the issuance of participatory notes by sub-accounts of FIIs. FIIs are also not permitted to issue, subscribe for or purchase any offshore derivative instruments, directly or indirectly, to or from, Indian residents or Non Resident Indians (NRIs).

SEBI Takeover Regulations. The provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 1997 ("Takeover Code") may apply to the Fund. Under the provisions of the Takeover Code, any acquirer who acquires more than 5%, 10%, 14%, 54% or 74% of the shares or voting rights of an Indian listed company is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding. Furthermore, the acquirer is required to inform the company and the stock exchange about any change in its holding beyond 2% of the paid-up capital of such company.

Upon the acquisition of 15% or more of shares or voting rights or acquisition of control of the company, whether direct or indirect, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 20% of all the outstanding shares of the company at a minimum offer price as determined pursuant to the provisions of the Takeover Code ("Open Offer"). Under the provisions of the Takeover Code, any existing shareholder of an Indian listed company holding 15% or more but less than 55% of the shares of the company is entitled to acquire an additional 5% share or voting rights in the company, in any financial year ending March 31st, without making a public offer for such an acquisition. SEBI has made a recent amendment to the Takeover Code that dispensed with the requirement of a public announcement for consolidation through creeping acquisition up to 5% for persons holding above 55%, but below 75%. However, such acquisition can be made only through open market purchases and no consolidation will be allowed thereunder by means of a bulk/block/negotiated deal or through preferential allotment.

Currency Transactions. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts, exchange-listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund's portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Foreign Currency Risk. The Fund's assets will be invested primarily in the equity securities of issuers in India and the income received by the Fund will be principally in rupees. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupee to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The liquidation of investments, if required, may also have an adverse impact on the Fund's performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

The Adviser is a qualified FII with the SEBI, and the Subsidiary is registered as a sub-account with the SEBI in order to obtain certain benefits relating to the Fund's ability to make and dispose of investments. Investments under SEBI (Foreign Institutional Investors) Regulations, 1995 ("FII Regulations") and Foreign Exchange Management (Transfer or issue of security by a person resident outside India) Regulations, 2000 are permitted only in the following:

•  securities in the primary and secondary markets including shares, debentures and warrants of companies unlisted, listed or to be listed on a recognized stock exchange in India;

•  units of schemes floated by domestic mutual funds including Unit Trust of India, whether listed on a recognized stock exchange in India or not or units of a scheme floated by a Collective Investment Scheme;

•  dated government securities;

•  derivatives traded on a recognized stock exchange;

•  commercial paper; and

•  security receipts of asset reconstruction companies.

Further, FIIs are allowed to engage in delivery based trading and short selling including execution of trades involving derivatives on a recognized stock exchange. FIIs are allowed to tender their shares in case of an open offer following the takeover bid by an acquirer. FIIs are also permitted to take forward cover on their equity and debt exposure to mitigate against currency fluctuations.

FIIs which have issued derivative instruments based on underlying Indian securities such as participatory notes and any other equivalent instrument are required to make a monthly disclosure to the SEBI as regards the details of the instrument as well as the ultimate investor in such instruments.

The ownership restrictions applicable to FIIs are as follows:

The aggregate FII holding in any Indian company cannot exceed twenty-four percent (24%) of the entire paid-up equity capital of that company which limit can be further extended to the applicable foreign investment limit in a specific sector if the shareholders of a company pass a special resolution to that effect. Further, no single FII or its sub-accounts (provided such sub-account is broad based) can hold more than ten percent (10%) of the total paid-up equity capital of an Indian company. Further, in the case of foreign corporates or individuals, each of such sub-account cannot invest more than five percent (5%) of the total paid-up equity capital of an Indian company.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Fund under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board. The Trust currently has seven Trustees. Four Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). Two Trustees are affiliated with the Adviser and one Trustee has been designated as "interested" because of his business relationship with the Adviser (collectively, the "Non-Independent Trustees").

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust and three other exchange-traded fund trusts advised by the Adviser (collectively, the "Fund Family") as well as other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (52) YQA Capital Management LLC 1755 S. Naperville Rd. Suite 100 Wheaton, IL 60187	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	102	None

Marc M. Kole (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	102	None

Philip M. Nussbaum (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (2004-Present); formerly Managing Director, Communication Institute (2002-2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (1994-1999)	102	None

Donald H. Wilson (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	102	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Non-Independent Trustees, are shown below.

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Non- Independent Trustees	Other Directorships Held by Non-Independent Trustees
H. Bruce Bond (46) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2007	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	102	None

Kapil Dev Joory (57) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2009	Director, International Financial Services Limited (international tax and business advisory services) (1993-Present)	1	Director of various global business companies

Graeme J. Proudfoot (45) c/o London Office Invesco Ltd. 30 Finsbury Square London, EC2A 1AG, United Kingdom	Trustee	Since 2008	Head of Specialist Funds Division, Invesco Ltd. (1999-Present); Head of London Office, Invesco Ltd. (2007-Present)	1	Director, Invesco UK Limited, Invesco Asset Management Limited and various other group companies (1999-Present)

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (35) Invesco Aim Management Group, Inc. 11 Greenway Plaza, Suite 100 Houston, Texas 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Bruce T. Duncan (55) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer and Secretary	Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Benjamin Fulton (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, Principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Name, Address and Age of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Peter Hubbard (28) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2007-Present); formerly, Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (52) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. (2000-2006)

Kevin R. Gustafson (44) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2008	General Counsel, Invesco PowerShares Capital Management LLC (2004-Present); formerly, Chief Compliance Officer, Invesco PowerShares Capital Management LLC (2004-2008)

*  This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies in the Fund Family overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares India Portfolio (As of December 31, 2009)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family (As of December 31, 2009)
Ronn R. Bagge	$10,001-$50,000	over $100,000
Marc M. Kole	None	over $100,000
Philip M. Nussbaum	None	over $100,000
Donald H. Wilson	None	over $100,000
Graeme J. Proudfoot	None	None
Kapil Dev Joory	None	None
H. Bruce Bond	over $100,000	over $100,000

As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for his service as Trustee (the "Retainer"). Effective May 1, 2009, the Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Prior to May 1, 2009, the Trust paid $15,000 of the Retainer. The other trusts in the Fund Family paid the remaining $180,000 of the Retainer. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange-Traded Fund Trust (the "Initial Trust") or the

PowerShares Exchange-Traded Fund Trust II ("Trust II") that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

During the fiscal year ended October 31, 2009, the Board of the Trust held five meetings.

The Board has an Audit Committee. Messrs. Bagge, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2009, the Audit Committee held four meetings.

The Board also has a Nominating and Governance Committee. Messrs. Bagge, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption "Shareholder Communications." During the fiscal year ended October 31, 2009, the Nominating and Governance Committee held four meetings.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2009:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$7,997	N/A	$205,000
Marc M. Kole	$7,997	N/A	$205,000
Philip M. Nussbaum	$7,912	N/A	$195,000
Donald H. Wilson	$7,912	N/A	$195,000
Graeme J. Proudfoot	N/A	N/A	N/A
Kapil Dev Joory	N/A	N/A	N/A
H. Bruce Bond	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Family as of October 31, 2009 before deferral by the Trustees under the DC Plan. As of October 31, 2009, the values of the deferral accounts for Messrs. Bagge and Nussbaum pursuant to the DC Plan were $39,144 and $395,746, respectively.

As of the date of this SAI, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.

The general management of the Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.

Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions. All investment decisions relating to the Fund will be made outside of India.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund. The Adviser also administers the Trust's business affairs, monitoring the Fund's investments and overseeing the maintenance of all books and records with respect to the securities transactions of the Fund and the computation of the NAV and net income of the Fund, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the funds. Mr. Hubbard receives management assistance from Joshua Betts, Brian McGreal and Travis Trampe.

As of October 31, 2009, in addition to the one Fund of the Trust, Mr. Hubbard managed 62 portfolios of the Initial Trust with a total of approximately $8.5 billion in assets, 34 portfolios of Trust II with a total of approximately $4.3 billion in assets, no other pooled investment vehicles and 19 exchange-traded funds traded in Europe with approximately $814.4 million in assets.

As of October 31, 2009, in addition to the one Fund of the Trust, Mr. Betts managed four portfolios of the Initial Trust with a total of approximately $942.2 million in assets, 21 portfolios of Trust II with a total of approximately $1.3 billion in assets, no other pooled investment vehicles and 18 exchange-traded funds traded in Europe with approximately $703.9 million in assets.

As of October 31, 2009, in addition to the one Fund of the Trust, Mr. McGreal managed four portfolios of the Initial Trust with a total of approximately $423.4 million in assets, 21 portfolios of Trust II with a total of approximately $1.3 billion in assets, no other pooled investment vehicles and 18 exchange-traded funds traded in Europe with approximately $703.9 million in assets.

As of October 31, 2009, in addition to the one Fund of the Trust, Mr. Trampe managed two portfolios of the Initial Trust with a total of approximately $290.8 million in assets, 21 portfolios of Trust II with a total of approximately $1.3 billion in assets, no other pooled investment vehicles and 18 exchange-traded funds traded in Europe with approximately $703.9 million in assets.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of January 31, 2010, Messrs. Hubbard, Betts, McGreal and Trampe did not own any securities of the Trust.

Investment Advisory Agreements. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Fund and the Subsidiary, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except the Fund pays the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest and extraordinary expenses, and the Subsidiary pays for its brokerage expenses, taxes, interest and extraordinary expenses. The Fund has agreed to pay an annual unitary management fee equal 0.78% of its average daily net assets to the Adviser (the "Advisory Fee").

The Advisory Fees paid by the Fund to the Adviser during the Fund's fiscal years ended October 31, 2008 and 2009 are set forth in the chart below.

	Advisory Fee Paid for the Fiscal Year Ended		Date of Commencement of
Fund	October 31, 2009	October 31, 2008	Investment Operations
PowerShares India Portfolio	$1,054,125	$221,515	03/04/2008

The Adviser provides an investment program for the Fund and manages the investment of the Fund's assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

Pursuant to a management agreement between the Adviser and the Subsidiary (the "Subsidiary Advisory Agreement"), the Adviser is responsible for all expenses of the Subsidiary, including the cost of legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, if any, litigation expenses and other extraordinary expenses. The Adviser does not receive any fees from the Subsidiary in addition to the Advisory Fee.

Subject to the discretion of the directors of the Subsidiary, the Adviser has overall responsibility for the general management of the Subsidiary. The Adviser provides an investment program for the Subsidiary and manages the investment of the Subsidiary's assets.

Under the Subsidiary Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Subsidiary in connection with the performance of the Subsidiary Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Subsidiary Advisory Agreement continues in effect only if approved annually by the Board of Directors of the Subsidiary. The Subsidiary Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Subsidiary by the Board of Directors of the Subsidiary, the Fund's Independent Trustees or by vote of the holders of a majority of the Subsidiary's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Subsidiary.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Administrator. Brown Brothers Harriman & Co. ("BBH" or the "Administrator") serves as administrator for the Fund. Its principal address is 40 Water Street, Boston, Massachusetts 02109-3661. BBH serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BBH is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BBH will generally assist in all aspects of the Trust's and the Fund's operations, including supply and maintain office facilities (which may be in BBH's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BBH receives certain out-of-pocket costs and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Mauritius Administrator. International Financial Services Limited serves as the Subsidiary's Mauritius administrator. The Subsidiary pays International Financial Services a fee for its services and providing shareholder services, including processing subscriptions, redemptions and distributions; providing appropriate office facilities in Mauritius; keeping statutory books and maintaining records to comply with Mauritian Company Law and the Financial Services Commission of Mauritius' requirements; preparing and filing certain regulatory filings; calculating NAV; providing taxation and regulatory advisory services; and providing treasury services. The Subsidiary also reimburses International Financial Services Limited for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent. BBH (the "Custodian" or "Transfer Agent"), located at 40 Water Street, Boston, Massachusetts 02109-3661, also serves as custodian for the Fund and the Subsidiary pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BBH holds the Fund's and the Subsidiary's assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BBH also serves as transfer agent of the Fund pursuant to the Administration Agreement. Further, BBH serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BBH receives certain out-of-pocket costs and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Aim Distributors, Inc. (the "Distributor") is the distributor of the Fund's Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the section entitled "Creation and Redemption of Creation Unit Aggregations."

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Provider. The Fund is based on the Indus India Index. The Indus India Index is compiled by Indus Advisors LLC ("Indus" or the "Index Provider").

The Index Provider does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Indus' only relationship to the Adviser, the Fund or the Distributor is Indus' licensing to the Adviser of certain Indus trademarks, the Underlying Index and trade names, which are composed by Indus without regard to the Adviser, the Fund, the Distributor or any investor; and Indus makes no warranty or representation regarding the advisability of purchasing, holding or trading this product.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The aggregate brokerage commissions paid by the Fund for the Fund's fiscal years ended October 31, 2008 and 2009 are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended		Date of Commencement of
Fund	October 31, 2009	October 31, 2008	Investment Operations
PowerShares India Portfolio	$485,391	$203,741	03/04/2008

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on August 3, 2007 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of one fund. The Board of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of the Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration in any respect or authorize the merger or consolidation of the Trust or the Fund into another trust or entity, reorganize the Trust, or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or the Fund.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of the Fund's outstanding equity securities as of January 29, 2010:

POWERSHARES INDIA PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	11.04%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.22%
Bank of New York, The One Wall Street New York, NY 10286	7.81%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.36%

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by New York Stock Exchange, Inc. ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser votes such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board periodically reviews the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also is available at no charge upon request by calling 800.983.0903 or by writing to PowerShares India Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187 or on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters. Form N-Q for the Fund is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund's Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares India Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of the Trust must approve all material amendments to this policy.

The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and BBH will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which NYSE is open for business. As of the date of this SAI, NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Creation Units of the Fund generally are sold for Deposit Cash, plus a partially fixed and partially variable transaction fee as discussed below. The Fund also reserves the right to permit or require Creation Units to be issued in-kind. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of equity securities (the "Deposit Securities") per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and an amount of cash (the

"Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund. If in-kind Creations are permitted or required, the Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund.

The Cash Component represents the difference between the NAV of a Creation Unit as the market value of the Deposit Cash or Deposit Securities, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If the Fund were to permit or require Creation Units to be issued in-kind, the Custodian, through the NSCC (discussed below), will make available on each Business Day, prior to the opening of business on NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. The Deposit Securities and the Cash Component would constitute the Fund Deposit, which represents the minimum initial and subsequent investment amount for a Creation Unit.

Such Fund Deposit would be applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

If the Fund were to permit or require Creation Units to be issued in-kind, in addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, would make available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor and Transfer Agent, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Distributor no later than the closing time of the regular trading session on NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. If in-kind creations are permitted or required by the Fund, in the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations must be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund must be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker dealers that have executed a Participant Agreement.

Placement of Creation Orders. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. If in-kind creations are permitted or required by the Fund, in the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for the Fund to maintain an account into which the AP shall deliver the Deposit Cash, on behalf of itself or the party on whose behalf it is acting (or the securities included in the Fund Deposit, in the case of a permitted or required purchase) with any appropriate adjustments as advised by the Trust. If in-kind creations are permitted or required by the Fund, Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor's behalf by the closing time of the regular trading session on NYSE on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

If the Fund were to permit or require Creation Units to be issued in-kind, the AP must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient to the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with the Fund's Participant Agreement, if in-kind creations are permitted or required by the Fund, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which the Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will allow the Fund to purchase the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Cash or Fund Deposits delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Cash or Fund Deposits would have certain adverse tax consequences to the Fund; (v) acceptance of the Deposit Cash or Fund Deposits would, in the opinion of counsel, be unlawful; (vi) acceptance of the Deposit Cash or Fund Deposits would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a partially fixed and partially variable creation transaction fee, described below, payable to BBH regardless of the number of creations made each day. If the Fund were to permit or require Creation Units to be issued in-kind, investors will be responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The fixed creation transaction fee for the Fund of $2,500 and a variable fee equal to 0.325% of the value of each Creation Unit is applicable to each Creation Transaction. Subject to the approval of the Board, the Adviser may adjust the transaction fee in order to protect the Fund's ongoing shareholders. In addition, from time to time, the Adviser may reimburse APs for all or a portion of the creation transaction fees.

Redemption of Fund Shares in Creation Units Aggregations. Creation Units of the Fund generally are redeemed for cash only. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the Custodian, through the NSCC, will make available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the redemption proceeds for a Creation Unit Aggregation generally will consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as described below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A fixed and variable redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. If the Fund were to permit or require Creation Units to be issued in-kind, investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

The fixed redemption transaction fee for the Fund of $2,500 (regardless of the number of Creation Units involved) and a variable fee equal to 0.325% of the value of each Creation Unit is applicable to each redemption transaction. Subject to the approval of the Board, the Adviser may adjust the transaction fees in order to protect the Fund's ongoing shareholders. In addition, from time to time, the Adviser may reimburse APs for all or a portion of the redemption transaction fees.

Placement of Redemption Orders. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. If in-kind redemptions are permitted or required, in the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws.

The delivery of redemption cash to redeeming investors generally will be made within four Business Days. However, due to the schedule of holidays in certain countries, the delivery of redemption proceeds may take longer than four Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See "Regular Holidays" for a list of the local holidays in India.

A redeeming Beneficial Owner, or AP action on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of shares of the Fund must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In accordance with the relevant AP's Participant Agreement, in the event that the AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing shares as soon as possible. Such undertaking shall be secured by the AP to deliver the missing shares as soon as possible. Such understanding shall be secured by the AP's delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 115% of the value of the missing shares, which the Adviser may change from time to time.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the AP. The AP's Participant Agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or, if in-kind redemptions are permitted or required, acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and/or the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the

Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

Investors will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). If in-kind redemptions are permitted or required, the Fund may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash-in-lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units on a basis of "T" plus one Business Day and redemption cash on a basis of "T" plus four Business Days. The Fund may effect deliveries of Creation Units and redemption cash on a basis other than T plus one or T plus four, as the case may be, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions within one Business Day and four Business Days, respectively, of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

If in-kind creations are permitted or required by the Fund, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, may require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2010 in which the regular holidays affecting the Indian and Mauritian markets are as follows:

INDIA

Jan 1	Apr 3	Sep 28	Dec 25

Jan 26	Apr 7	Oct 2	Dec 28

Feb 20	Apr 10	Oct 17

Feb 23	Apr 14	Oct 19

Mar 10	Apr 15	Nov 2

Mar 11	Sep 21	Nov 28

MAURITIUS

Jan 1	Mar 16

Feb 1	Sep 10

Feb 12	Nov 2

Mar 12	Nov 5

TAXES

The Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. The Fund has made an election to cause the Subsidiary to be treated as a disregarded entity or otherwise as a "pass-through" entity for U.S. federal tax purposes.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another fund of the Trust and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

The Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Distributions from the Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, if any, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years, some ordinary dividends declared and paid by the Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to noncorporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed the Trust's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an noncorporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Furthermore, for taxable years beginning before January 1, 2010 (or later date if extended by the U.S. Congress), the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Fund may determine that it will not make any designations of interest-related dividends or short-term capital gain dividends. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and other tax consequences of an investment in the Fund.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. The Fund expects to qualify for and intends to make this election. For any year that the Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from the Fund's election to "pass-through" amounts of foreign taxes paid by the Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for U.S. federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Taxation of Subsidiary's investments in India

Please note that the tax implications in this section are based on the current provisions of the Indian tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications.

General

The basis of charge of Indian income-tax depends upon the residential status of the taxpayer during a tax year, as well as the nature of the income earned. The Indian tax year runs from April 1 until March 31. A person who is an Indian tax resident is liable to taxation in India on worldwide income, subject to certain tax exemptions, which are afforded under the provisions of the Income Tax Act, 1961 ("ITA"). A person who is treated as non-resident for Indian income-tax purposes is generally subject to tax in India only on such person's Indian-sourced income. A company will be subject to taxation in India only if it is a resident of India or if it is a non-resident that has an Indian source of income or has income received (whether accrued or otherwise) in India.

The taxation of the Subsidiary in India is governed by the provisions of the ITA, as well as the provisions of the Treaty. As per Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the Treaty.

In order to claim the beneficial provisions of the Treaty, the Subsidiary must be a tax resident of Mauritius. In light of Circular No. 789 dated April 13, 2000, issued by the Central Board of Direct Taxes, the Subsidiary would be eligible for the benefits under the treaty if it is incorporated in Mauritius and has been issued a Tax Residency Certificate by the Mauritius Income Tax Authorities. Thus, the Subsidiary has obtained a Mauritius tax residency certificate. The Supreme Court of India has upheld the validity of Circular 789 and accordingly, the Subsidiary should be eligible for the benefits under the treaty.

The Subsidiary is expected to have income in the form of gains on sale of capital assets, income from dividends and income from interest. The tax consequences for the Subsidiary on account of the application of the treaty, read with the provisions of the ITA, and provided the Subsidiary does not have a permanent establishment in India would be as follows:

a.  Capital gains resulting from the sale of Indian securities (including Foreign Currency Convertible Bonds ("FCCBs")), Global Depositary Receipts ("GDRs") or American Depositary Receipts ("ADRs") issued by Indian companies will not be subject to tax in India;

b.  Dividends on shares received from an Indian company on which dividend distribution tax has been paid is exempt from tax in the hands of the shareholders. However, the Indian company distributing dividends is subject to a distribution tax at the rate of 15%;

c.  Interest income from loans made in Indian currency will be taxed at a rate of 42.23% on a net basis. Interest income from loans made or debt securities held in India will be taxed at the rate of 20%. However if such interest arises out of FCCBs held by the Company then such interest shall be taxed at the rate of 10%.

In light of some recent judicial precedents in India, the gains arising on disposal of shares or securities could be characterized by the tax authorities as business income and not as capital gains. As per the provisions of the treaty, if the gains arising on sale of shares or securities are characterized as business income, the same would be taxable in India only if the Fund has a permanent establishment in India.

In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows:

a.  Capital gains from the sale of listed Indian securities held for twelve months or less will be taxed as short-term capital gains at the rate of 15%, provided the Securities Transaction Tax ("STT") (as discussed below) has been paid;

b.  Capital gains from the sale of listed Indian securities held for more than twelve months will be exempt from tax in India provided the STT has been paid;

c.  Capital gains from the sale of listed Indian securities not executed on the stock exchange or unlisted securities held for twelve months or less will be taxed at the rate of 30% and those held for more than twelve months shall be taxed at the rate of 10%;

d.  Capital gains arising from the transfer of FCCBs, GDRs or ADRs outside India between non-resident investors, will not be subject to tax in India;

e.  Gains from the disposal of shares acquired on redemption of GDRs or ADRs are treated as short-term if such shares are held for less than or equal to12 months prior to disposal and long term if such shares are held for more than 12 months prior to disposal. Short term gains will be taxed at the rate of 15% provided STT (as discussed below) has been paid. Long term gains will be exempt from tax if STT has been paid.

Minimum Alternative Tax

In the event the benefits of the Treaty are not available to the Subsidiary and the Subsidiary is held to have a permanent establishment in India, then the Subsidiary may be subject to Minimum Alternative Tax ("MAT"). As per the ITA, if the tax payable by a company (including a foreign fund) is less than 15% of its book profits, it will be required to pay MAT which will be deemed to be 15% of such book profits. Long-term capital gains on the sale of listed securities are included in the definition of "book profits" for the purposes of calculating MAT.

Securities Transaction Tax

The exemption for long term capital gains and the reduction of the rate on short term capital gains are applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the STT, is collected by the respective stock exchanges at the applicable rates on the transaction value.

The Subsidiary will also be liable to pay STT in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. The applicable rates of STT are as follows:

a.  0.125% on purchase of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India.

b.  0.125% on sale of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India.

c.  0.025% on sale of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India where the contract for sale is settled otherwise then by the actual delivery or transfer of share or unit.

d.  0.017% on sale of derivatives in a recognized stock exchange in India.

e.  0.25% on sale of units of an equity oriented fund.

DETERMINATION OF NAV

BBH calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. The Fund's NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. The NAV for the Fund is calculated and disseminated daily.

The value of the Fund's portfolio securities is based on the securities' closing price on local markets when available. Securities included in the Underlying Index trade on the Bombay Stock Exchange or the National Stock Exchange. Due to the time difference between the United States and India, securities on these exchanges will not trade at times when Shares of the Fund will trade. If a security's closing price on local markets is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust's valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, the Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect the Fund's ability to track its Underlying Index. With respect to the securities in the Underlying Index, the value of the Fund's portfolio securities will change at times when you will not be able to purchase or sell your Shares.

The approximate value of Shares of the Fund, an amount representing on a per Share basis the sum of the current value of the Deposit Cash or Deposit Securities, as applicable, based on their then current market price and the estimated Cash Component, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the respective international local markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The value of the Underlying Index will not be calculated and disseminated intra day. The value and return of the Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets.

Because securities included in the Underlying Index are not traded while the Fund's NAV is calculated, changes in the value of the Fund's investments in Indian securities that are calculated and disseminated throughout the trading day will reflect changes in exchange rates between the Indian rupee and the U.S. dollar and will not reflect changes in the market prices of such securities.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Fund's independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Fund's financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Report to shareholders with respect to the Fund for the fiscal year ended October 31, 2009 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual Report at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY - OVERVIEW

For those ETFs which Invesco PowerShares Capital Management LLC ("Invesco PowerShares" or the "Adviser") has explicit or implicit authority to vote proxies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities for clients and regulating authorities; and

4)  monitors voting activity for potential conflicts of interest.

Proxy Voting

In order to facilitate this proxy voting process, Invesco PowerShares has retained Glass Lewis & Co., to assist the firm with in-depth proxy research and has retained Broadridge to vote execution and the recordkeeping necessary for tracking proxy voting for the appropriate client account. Invesco PowerShares votes according to Glass Lewis & Co voting recommendations to the extent that there is not a material conflict of interest. Glass Lewis & Co., specializes in providing a variety of fiduciary-level services related to proxy voting. Glass Lewis & Co Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season is available upon request. To request a copy please call Invesco PowerShares at 800.983.0903.

Procedures for Addressing Material Conflicts of Interest

Example of potential conflicts of interest includes situations where the Adviser or an affiliate, or personnel of either entity:

1.  Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast.

2.  Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall periodically review the proxy voting record to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees on the other hand (a potential conflict). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interest of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) the proposal that gives rise to a potential conflict is specifically addressed Glass Lewis's proxy voting policies, or (ii) the Adviser may engage an independent third-party to determine how the proxy should be voted. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior managers actually knew or reasonably should have known of the potential conflict.

A-1

Share blocking

The Adviser may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, the Adviser must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly the Adviser will not vote those proxies in the absence of an unusual significant vote.

Special Policy

With respect to PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio, PowerShares CEF Income Composite Portfolio and PowerShares Lux Nanotech Portfolio, the Adviser will vote proxies in accordance with Sections 12(d)(1)(E) and 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio, PowerShares CEF Income Composite Portfolio and PowerShares Lux Nanotech Portfolio in the same proportion as the vote of all other holders of such security.

A-2

POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust of the Registrant dated August 3, 2007.*

(b)	By-laws of the Registrant.*

(d)

(1) Investment Advisory Agreement between the Registrant and PowerShares Capital Management LLC.**

(2) Form of Management Agreement between PowerShares Mauritius and PowerShares Capital Management LLC.*

(g)

(1) Form of Custody Agreement.*

(h)

(1) Form of Fund Administration and Accounting Agreement.*
(2) Form of Participant Agreement.*
(3) Form of Sublicensing Agreement.*

(i)

(1) Opinion and Consent of Clifford Chance US LLP.*

(2) Opinion and Consent of Bingham McCutchen, LLP.*

(3) Consent of Dechert LLP.***

(j)

(1)	Consent of Independent Registered Public Accounting Firm.*

(2)	Consent of Independent Registered Public Accounting Firm.***

(p)

(1) Code of Ethics of the Registrant and PowerShares Capital Management LLC.*
(2) Code of Ethics of A I M Distributors, Inc.*

Other.

(1) Powers of Attorney.****

* Incorporated by reference to the Trust’s Registration Statement, filed on February 22, 2008.

** Incorporated by reference to Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed on February 27, 2009.

*** Filed herein.

**** Incorporated by reference to Post-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, filed on December 23, 2009.

Item 29. Persons Controlled by or Under Common Control with the Fund.

PROVIDE A LIST OR DIAGRAM OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT. FOR ANY PERSON CONTROLLED BY ANOTHER PERSON, DISCLOSE THE PERCENTAGE OF VOTING SECURITIES OWNED BY THE IMMEDIATELY CONTROLLING PERSON OR OTHER BASIS OF THAT PERSON’S CONTROL. FOR EACH COMPANY, ALSO PROVIDE THE STATE OR OTHER SOVEREIGN POWER UNDER THE LAWS OF WHICH THE COMPANY IS ORGANIZED.

None.

Item 30. Indemnification.

STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENT OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE REGISTRANT IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON OR UNDERWRITER FOR THEIR OWN PROTECTION.

Reference is made to Article IX of the Registrant’s Declaration of Trust:

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated August 3, 2007 (the “Declaration of Trust”), that subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31. Business and Other Connections of the Investment Adviser.

DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE IN WHICH THE INVESTMENT ADVISER AND EACH DIRECTOR, OFFICER OR PARTNER OF THE INVESTMENT ADVISER, IS OR HAS BEEN, ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE. (DISCLOSE THE NAME AND PRINCIPAL BUSINESS ADDRESS OF ANY COMPANY FOR WHICH A PERSON LISTED ABOVE SERVES IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE AND THE NATURE OF THE RELATIONSHIP.)

Reference is made to the caption “Management of the Funds” in the Prospectus constituting Part A which is included in this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is included in this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF POWERSHARES CAPITAL MANAGEMENT LLC:

The information as to the trustees and executive officers of PowerShares Capital Management LLC is set forth in PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on February 21, 2003 (Accession No.: 429865831611B82) and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters.

The sole principal underwriter for the Fund is Invesco Aim Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

AIM COUNSELOR SERIES TRUST

AIM Core Plus Bond Fund

AIM Floating Rate Fund

AIM Multi-Sector Fund

AIM Select Real Estate Income Fund

AIM Structured Core Fund

AIM Structured Growth Fund

AIM Structured Value Fund

Invesco Balanced Fund

Invesco California Tax-Free Income Fund

Invesco Dividend Growth Securities Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Fundamental Value Fund

Invesco Large Cap Relative Value Fund

Invesco New York Tax-Free Income Fund

Invesco S&P 500 Index Fund

Invesco Van Kampen American Franchise Fund

Invesco Van Kampen Core Equity Fund

Invesco Van Kampen Equity and Income Fund

Invesco Van Kampen Equity Premium Income Fund

Invesco Van Kampen Growth & Income Fund

Invesco Van Kampen Money Market Fund

Invesco Van Kampen Pennsylvania Tax Free Income Fund

Invesco Van Kampen Small Cap Growth Fund

Invesco Van Kampen Tax Free Money Fund

AIM EQUITY FUNDS

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Disciplined Equity Fund

AIM Diversified Dividend Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Summit Fund

AIM FUNDS GROUP

AIM Basic Balanced Fund

AIM European Small Company Fund

AIM Global Core Equity Fund

AIM International Small Company Fund

AIM Mid Cap Basic Value Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM GROWTH SERIES

AIM Basic Value Fund

AIM Conservative Allocation Fund

AIM Global Equity Fund

AIM Growth Allocation Fund

AIM Income Allocation Fund

AIM Balanced-Risk Retirement Now Fund

AIM Balanced-Risk Retirement 2010 Fund

AIM Balanced-Risk Retirement 2020 Fund

AIM Balanced-Risk Retirement 2030 Fund

AIM Balanced-Risk Retirement 2040 Fund

AIM Balanced-Risk Retirement 2050 Fund

AIM International Allocation Fund

AIM Mid Cap Core Equity Fund

AIM Moderate Allocation Fund

AIM Moderate Growth Allocation Fund

AIM Moderately Conservative Allocation Fund

AIM Small Cap Growth Fund

Invesco Convertible Securities Fund

Invesco Van Kampen Asset Allocation Conservative Fund

Invesco Van Kampen Asset Allocation Growth Fund

Invesco Van Kampen Asset Allocation Moderate Fund

Invesco Van Kampen Harbor Fund

Invesco Van Kampen Leaders Fund

Invesco Van Kampen Real Estate Securities Fund

Invesco Van Kampen U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS

AIM Asia Pacific Growth Fund

AIM European Growth Fund

AIM Global Small & Mid Cap Growth Fund

AIM Global Growth Fund

AIM International Core Equity Fund

AIM International Growth Fund

AIM INVESTMENT FUNDS

AIM Balanced-Risk Allocation Fund

AIM China Fund

AIM Developing Markets Fund

AIM Global Health Care Fund

AIM International Total Return Fund

AIM Japan Fund

AIM LIBOR Alpha Fund

AIM Trimark Endeavor Fund

AIM Trimark Fund

AIM Trimark Small Companies Fund

Invesco Alternative Opportunities Fund

Invesco Commodities Strategy Fund

Invesco FX Alpha Plus Strategy Fund

Invesco FX Alpha Strategy Fund

Invesco Global Advantage Fund

Invesco Global Dividend Growth Securities Fund

Invesco Health Sciences Fund

Invesco International Growth Equity Fund

Invesco Pacific Growth Fund

Invesco Van Kampen Emerging Markets Fund

Invesco Van Kampen Global Bond Fund

Invesco Van Kampen Global Equity Allocation Fund

Invesco Van Kampen Global Franchise Fund

Invesco Van Kampen Global Tactical Asset Allocation Fund

Invesco Van Kampen International Advantage Fund

Invesco Van Kampen International Growth Fund

AIM INVESTMENT SECURITIES FUNDS

AIM Core Bond Fund

AIM Dynamics Fund

AIM Global Real Estate Fund

AIM High Yield Fund

AIM Income Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Municipal Bond Fund

AIM Real Estate Fund

AIM Short Term Bond Fund

AIM U.S. Government Fund

Invesco High Yield Securities Fund

Invesco Van Kampen Core Plus Fixed Income Fund

Invesco Van Kampen Corporate Bond Fund

Invesco Van Kampen Government Securities Fund

Invesco Van Kampen High Yield Fund

Invesco Van Kampen Limited Duration Fund

AIM SECTOR FUNDS

AIM Energy Fund

AIM Financial Services Fund

AIM Gold & Precious Metals Fund

AIM Leisure Fund

AIM Technology Fund

AIM Utilities Fund

Invesco Mid-Cap Value Fund

Invesco Small-Mid Special Value Fund

Invesco Special Value Fund

Invesco Technology Sector Fund

Invesco U.S. Mid Cap Value Fund

Invesco U.S. Small Cap Value Fund

Invesco U.S. Small/Mid Cap Value Fund

Invesco Value Fund

Invesco Value II Fund

Invesco Van Kampen American Value Fund

Invesco Van Kampen Capital Growth Fund

Invesco Van Kampen Comstock Fund

Invesco Van Kampen Enterprise Fund

Invesco Van Kampen Mid Cap Growth Fund

Invesco Van Kampen Small Cap Value Fund

Invesco Van Kampen Technology Fund

Invesco Van Kampen Utility Fund

Van Kampen Value Opportunities Fund

AIM TAX-EXEMPT FUNDS

AIM High Income Municipal Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

Invesco Municipal Fund

Invesco Tax-Exempt Securities Fund

Invesco Van Kampen California Insured Tax Free Fund

Invesco Van Kampen High Yield Municipal Fund

Invesco Van Kampen Insured Tax Free Income Fund

Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco Van Kampen Municipal Income Fund

Invesco Van Kampen New York Tax Free Income Fund

AIM TREASURER’S SERIES TRUST

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Basic Balanced Fund

AIM V.I. Basic Value Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Capital Development Fund

AIM V.I. Core Equity Fund

AIM V.I. Diversified Income Fund

AIM V.I. Dynamics Fund

AIM V.I. Financial Services Fund

AIM V.I. Global Health Care Fund

AIM V.I. Global Real Estate Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Large Cap Growth Fund

AIM V.I. Leisure Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Money Market Fund

AIM V.I. PowerShares ETF Allocation Fund

AIM V.I. Small Cap Equity Fund

AIM V.I. Technology Fund

AIM V.I. Utilities Fund

Invesco V.I. Dividend Growth Fund

Invesco V.I. Global Dividend Growth Fund

Invesco V.I. High Yield Fund

Invesco V.I. Income Builder Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Select Dimensions Balanced Fund

Invesco V.I. Select Dimensions Dividend Growth Fund

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Comstock Fund

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Invesco Van Kampen V.I. Global Value Equity Fund

Invesco Van Kampen V.I. Government Fund

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. High Yield Fund

Invesco Van Kampen V.I. International Growth Equity Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Mid Cap Value Fund

Invesco Van Kampen V.I. Value Fund

SHORT-TERM INVESTMENT TRUST

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assests Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

NAME AND PRINCIPAL	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*	REGISTRANT	UNDERWRITER
Gary K. Wendler	None	Director
John M. Zerr	Senior Vice President, Secretary and Chief Legal Officer	Director
John Cooper	None	Executive Vice President
Brian Lee	None	Executive Vice President

Philip A. Taylor	None	Director

* The principal business address for all directors and executive officers is Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED DIRECTLY, OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON.

Not applicable.

Item 33. Location of Accounts and Records.

STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PRINCIPAL POSSESSION OF EACH ACCOUNT, BOOK OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY SECTION 31(A) OF THE 1940 ACT [15 U.S.C.
80A-30(A)] AND THE RULES UNDER THAT SECTION.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Brown Brothers Harriman & Co. at 40 Water Street, Boston, Massachusetts 02109-3661. The books, accounts and other documents pertaining to the Subsidiary are maintained in the physical possession of International Financial Services Limited, IFS Court at Twenty Eight, Cybercity, Ebene, Mauritius.

Item 34. Management Services.

PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR PART B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM, FOR THE FUND’ S LAST THREE FISCAL YEARS.

Not applicable.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933, as amended, and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 26th day of February, 2010.

PowerShares India Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg
Title: Andrew Schlossberg, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Andrew Schlossberg	President	February 26, 2010
Andrew Schlossberg

/s/ Bruce T. Duncan	Chief Financial Officer, Treasurer and Secretary	February 26, 2010
Bruce T. Duncan

*/s/ H. Bruce Bond	Chairman and Trustee	February 26, 2010
H. Bruce Bond

*/s/ Ronn R. Bagge	Trustee	February 26, 2010
Ronn R. Bagge

*/s/ Marc M. Kole	Trustee	February 26, 2010
Marc M. Kole

*/s/ Philip M. Nussbaum	Trustee	February 26, 2010
Philip M. Nussbaum

*/s/ Graeme J. Proudfoot	Trustee	February 26, 2010
Graeme J. Proudfoot

*/s/ Kapil Dev Joory	Trustee	February 26, 2010
Kapil Dev Joory

*/s/ Donald H. Wilson	Trustee	February 26, 2010
Donald H. Wilson

*By: /s/ Stuart M. Strauss	February 26, 2010
Stuart M. Strauss
Attorney-In-Fact

Exhibit Index

Other

(i)(3)	Consent of Dechert LLP.

(j)(2)	Consent of Independent Registered Public Accounting Firm.